                                   AGREEMENT

        This Agreement made and entered into this 14th day of April, 1994 by and between National Medical Health Card Systems, Inc. ("Health Card") a New York corporation with a principal office located at 48 Harbor Park Drive, Port Washington, NY 11050 and P. W. Medical Management, Inc. ("P. W.") a New York corporation with a principal office located at 48 Harbor Park Drive, Port Washington, NY 11050.

                              TERMS AND CONDITIONS

        Subject to the terms and conditions set forth herein executed by Health Card and P.W., P.W. agrees to perform certain consulting services for Health Card as herein described:

        1. Services. P.W. shall, in a professional manner provide services specifically in connection with the day-to-day activities of Health Card, including, but not limited to, marketing, customer service, financial advice and general business advice (the "Services") for the fees or compensation defined below.

        2. Fees. Fees for such Services shall not be less than $25,000 annually and will be paid to P.W. in equal monthly installments.

        3. Confidentiality. P.W. acknowledges that P.W. may be provided with information about, and P.W.'s engagement by Health Card may bring it into close contact with, many confidential affairs of Health Card and its clients, including proprietary information about costs, profits, sales, pricing policies, operational methods, client lists and other business affairs and methods, plans for future developments and other information not readily available to the public, all of which are highly confidential and proprietary ("Confidential Information"). In recognition of the foregoing, P.W. covenants and agrees that:

          a. P.W. will keep secret all Confidential Information of Health Card and shall not, directly or indirectly, disclose any Confidential Information to anyone outside of Health Card, either during or after the engagement with Health Card, except with Health Card's prior written consent;

          b. P.W. will not make use of any Confidential Information for its own purposes or the benefit of anyone other than Health Card;

          c. P.W. will deliver promptly to Health Card on termination of this Agreement, or at any time that Health Card may so request, all memoranda, notes, records, reports and other documents and materials (and all copies thereof) regarding or including any Confidential Information, which P.W. may then possess or have under its control; and

          d. P.W. will take no action with respect to the Confidential Information that is inconsistent with the confidential and proprietary nature of such information.

               Notwithstanding the foregoing, Confidential Information shall not include information that: (i) is in the public domain not as a result of a disclosure by P.W.; or (ii) is rightfully in the possession of P.W. prior to disclosure by Health Card; or (iii) is rightfully received from a third party not under a confidentiality obligation to Health Card. P.W. acknowledges that the disclosure of the Confidential Information will cause irreparable injury to Health Card. Health Card shall, therefore, be entitled to injunctive relief against P.W. upon a disclosure or threatened disclosure of any Confidential

Information without a requirement that Health Card prove irreparable harm or the posting of a bond. Without limitation of the foregoing, P.W. shall advise Health Card immediately in the event that it learns or has reason to believe that any person who has had access to Confidential Information has violated or intends to violate the terms of this Agreement, and will reasonably cooperate in seeking injunctive relief against any such person.

        4. Indemnification. Health Card and P.W. mutually agree to indemnify each other, to hold each other harmless and defend any action which may be brought against either party with respect to any claim, demand, cause of action, debt or liability, including reasonable attorneys' fees, arising out of the performance or nonperformance by either party of its obligations under the terms of this Agreement.

        5. Termination. If either party should fail materially to fulfill its obligations under this Agreement, the other party shall have the right to terminate this Agreement in whole or in part at any time as of which the default persists, provided that the defaulting party has been given notice of the default and thirty (30) days from receipt of such notice to cure the default. The failure to cure such default within the stated period of time shall entitle the nonbreaching party to terminate this Agreement, in whole or in part, at the end of such period.

        6. Independent Contractor. P.W. is acting in performance of this Agreement as an independent contractor. Health Card shall not be responsible for payment of workers' compensation, disability benefits or unemployment insurance, nor shall Health Card be responsible for withholding or payment of employment related taxes for P.W.

        7. Non Competition; Non-Interference. P.W. covenants and undertakes that, during the term of this Agreement and for a period of two (2) years thereafter, it will not, without the prior written consent of Health Card, directly or indirectly, and whether as principal or as agent, broker, officer, director, employee, P.W., or otherwise, alone or in association with any other person, firm, corporation, or other business organization, carry on, or be engaged, concerned, or take part in, or render services to, or own, share in the earnings of, or invest in the stock, bonds, or other securities of any person, firm, corporation, or other business organization, engage anywhere (A) in a business which is similar to or in competition with any of the businesses carried on by Health Card (a "Similar Business"), provided, however, that the Broker may invest in stock, bonds, or other securities of any Similar Business (but without otherwise participating in the activities of such Similar Business) if (A) such stock, bonds, or other securities are listed on any national or regional securities exchange or have been registered under Section 12 (g) of the Securities Exchange Act of 1934; and (B) his investment does not exceed, in the case of any class of the capital stock of any one issuer, two (2%) percent of the issued and outstanding shares, or in the case of bonds or other securities, two (2%) percent of the aggregate principal amount thereof issued and outstanding.

        8. Governing Law; Jurisdiction. This Agreement and performance hereunder shall be governed by the laws of the State of New York. Health Card and P.W. hereby agree on behalf of themselves and any person claiming by or through them that the sole jurisdiction and venue for any litigation arising from or relating to this Agreement shall be an appropriate federal or state court located in Nassau County, New York.

        9. Remedies. The rights and remedies of Health Card set forth in this Agreement are not exclusive and are in addition to any other rights and remedies available to it in law or in equity.

        10. Notices. Any notice provided pursuant to this Agreement, if specified to be in writing, shall be in writing and shall be deemed given (i) if by hand delivery, upon receipt hereof; (ii) if mailed, three (3) days after deposit in the U.S. mails, postage prepaid, certified or registered mail return receipt requested; or (iii) if by overnight delivery service, one (1) day after sending. All notices shall be addressed to the parties at the respective addresses indicated herein, or at such other address that either party may provide written notice to the other party pursuant to the terms of this Section.

        11.   Survival.   All   provisions   of  this   Agreement   relating  to
confidentiality,   non-disclosure  and  proprietary  rights  shall  survive  the termination of this Agreement.

        12. Severability. If any term or provision of this Agreement shall be invalid or unenforceable to any extent, the remainder of this Agreement shall be valid and enforced to the fullest extent permitted by law.

        13. No Waiver. The failure of either party to enforce any provision of this Agreement shall not be construed as a waiver or limitation of that party's right to subsequently enforce and compel strict compliance with every provision of this Agreement.

        14. Entire Agreement. This Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, understandings or agreements relative hereto which are not fully expressed herein. This Agreement may only be modified by a writing duly executed by the parties hereto.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first written above.

                                                NATIONAL MEDICAL HEALTH CARD
                                                  SYSTEMS, INC.
                                                By:

                                                Linda Portney
                                                --------------------------------
                                                Linda Portney, President

                                                P. W. MEDICAL MANAGEMENT, INC.
                                                By:

                                                Bert E. Brodsky
                                                --------------------------------
                                                Bert E. Brodsky, President